UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2014

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Earnings Call Announcement

On April 22, 2014, Bill Barrett Corporation (the “Company”) issued a press release announcing management plans to participate in the following upcoming investor event:

First Quarter 2014 Earnings Release and Call

Bill Barrett Corporation plans to release its first quarter financial and operating results after the market closes on Thursday, May 1, 2014. The Company will host a conference call to discuss results at 11:00 a.m. Eastern time (9:00 a.m. Mountain time) on Friday, May 2, 2014.

Please join Bill Barrett Corporation via the Internet for a webcast of the conference call:

Date/Time:	Friday, May 2, 2014 at 11:00 a.m. Eastern time (9:00 a.m. Mountain time)

Webcast:	Live and archived webcast available at www.billbarrettcorp.com, then click on “First Quarter 2014 Results” under Recent Updates on the homepage

Alternatively, you may join by telephone:

Call-in Number:	(877) 703-6104 US/Canada
(857) 244-7303 International

Passcode:	86571587

A telephonic replay will be available approximately two hours after the call on Friday, May 2, 2014 through Friday, May 9, 2014. You may access this replay at:

Replay Number:	(888) 286-8010 US/Canada
(617) 801-6888 International

Passcode:	57629535

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

All statements in the presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	BILL BARRETT CORPORATION

	By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release, dated April 22, 2014.